UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2006

SANTA FE ENERGY TRUST

(Exact name of Registrant as specified in its charter)

Texas	1-11450	76-6081498
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

JPMorgan Chase Bank N.A., Trustee

Institutional Trust Services

700 Lavaca

Austin, Texas   78701

(Address of principal executive offices)

Registrant’s Telephone Number, including area code: (800) 852-1422

Not Applicable

(Former name, former address and former fiscal year,

if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  Results of Operations and Financial Condition.

On January 31, 2006, Santa Fe Energy Trust issued a press release announcing the trust income distribution for the operating quarter ended December 31, 2005.  A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

ITEM 7.01.  Regulation FD Disclosure.

See Item 2.02.  Results of Operations and Financial Condition.

ITEM 9.01.  Financial Statements and Exhibits.

(c)           Exhibits.

99.1         Santa Fe Energy Trust Press Release dated January 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Santa Fe Energy Trust

	By:	JPMorgan Chase Bank N.A., as Trustee

	By:	/s/ Mike Ulrich
	Name:	Mike Ulrich
	Title:	Vice President

Date: January 31, 2006

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated January 31, 2006.